Non-current receivables	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Non-current receivables	Non-current receivables

(in thousands of USD)	December 31, 2020	December 31, 2019
Shareholders loans to joint ventures	33,936	60,379
Derivatives	2	—
Other non-current receivables	14,434	2,094
Lease receivables	6,681	8,609
Investment	1	1
Total non-current receivables	55,054	71,083

Following the sale of the Suezmax Bastia in September 2020, the shareholders loan to Bastia Shipholding Ltd. was fully repaid. Please refer to Note 26 for more information on the shareholders loans to joint ventures.

The increase in other non-current receivables is related to the issuance of a bank guarantee for the amount of $12.3 million through a cash deposit in the context of the enforcement proceedings lodged by Unicredit on January 15, 2021 (see Note 21).

The lease receivables relate to the subleases of office space to third parties regarding the leased offices of Euronav UK and Euronav MI II Inc. (formerly Gener8 Maritime Inc.).

The maturity date of the non-current receivables is as follows:

(in thousands of USD)	December 31, 2020	December 31, 2019
Receivable:
Within two years	2,100	1,959
Between two and three years	2,305	2,076
Between three and four years	18,862	2,278
Between four and five years	2,764	38,754
More than five years	29,023	26,016
Total non-current receivables	55,054	71,083
Because the shareholders loans are perpetual non-amortizing loans, these non-current receivables are presented as maturing after 5 years with the exception of the shareholders loans to Bari Shipholding Ltd. which will mature in 2024.
Trade and other receivables - current

(in thousands of USD)	December 31, 2020	December 31, 2019
Receivable from contracts with customers	70,658	105,925
Receivable from contracts with customers - TI Pool	99,236	149,800
Accrued income	8,149	20,815
Accrued interest	441	678
Deferred charges	21,239	19,134
Deferred fulfillment costs	714	2,556
Other receivables	12,046	8,220
Lease receivables	1,981	1,802
Derivatives	15	57
Total trade and other receivables	214,479	308,987

The decrease in receivables from contracts with customers mainly relates to a decrease in market freight rates at year-end.

The decrease in receivables from contracts with customers - TI Pool relates to income to be received by the Group from the Tankers International Pool. These amounts decreased in 2020 mainly due to lower working capital per vessel in the Pool as a result of Tankers International drawing under their working capital credit lines and the decrease in market freight rates as from August 2020 onwards and for the remainder of 2020.

The decrease in accrued income is mainly related to lower market freight rates at year-end and the timing of the cut-off in the voyages in progress at year-end.

Fulfillment costs represent primarily bunker costs incurred between the date on which the contract of a spot voyage charter was concluded and the next load port. These expenses are deferred according to IFRS 15 Revenue from Contracts with Customers and are amortized on a systematic basis consistent with the pattern of transfer of service.

The increase in other receivables relate mainly to outstanding receivables of several commodity swaps or futures in connection with the low sulfur fuel oil strategy (see Note 14).

The lease receivables relate to the sublease of office space to third parties regarding the leased offices of Euronav UK and Euronav MI II Inc. (formerly Gener8 Maritime Inc).

For currency and credit risk, we refer to Note 19.